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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 19, 2007

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13894                  34-1807383
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 19, 2007, Proliance International, Inc. (the "Company") amended its
Loan and Security Agreement (the "Credit Facility") with Wachovia Capital
Finance Corporation (New England), formerly known as Congress Financial
Corporation (New England) (the "Lender"), pursuant to the Seventeenth Amendment to the Loan and Security Agreement (the "Amendment") , attached as Exhibit 10.1 hereto. The Amendment, which is effective as of January 19, 2007, reduces the amount of Minimum Excess Availability which the Company is required to maintain from $5,000,000 to $2,500,000 from and after January 19, 2007. This amendment provides the Company with additional funds for working capital needs.

The Borrowers were required to, and did, satisfy customary conditions to the amendment of the Credit Facility.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is filed as part of this report:

10.1     Seventeenth Amendment to Loan and Security Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PROLIANCE INTERNATIONAL, INC.

Date: January 23, 2007             By: /s/ Richard A. Wisot
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                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer